Exhibit 10.1

SILICON VALLEY BANK LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of December 10, 2004, between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (FAX                     ) (“Bank”), on the one hand, and WALNUT VENTURES, INC., a Nevada corporation, CORPORATE CONSULTING SERVICES, INC., a Nevada corporation, and INTERSEARCH GROUP, INC., a Florida corporation (jointly and severely, collectively and each individually, referred to herein as “Borrower”), whose address is 250 Montgomery St., San Francisco, CA 94104, on the other hand, provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1.	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term “financial statements” includes the notes and schedules. The terms “including” and “includes” always mean “including (or includes) without limitation,” in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.	LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby promises to pay Bank the unpaid principal amount of all Advances hereunder with all interest, fees and finance charges due thereon as and when due in accordance with this Agreement.

2.1.1 Financing of Accounts.

(a) Availability. Subject to the terms of this Agreement, Borrower may request that Bank finance specific Eligible Accounts. Bank shall finance such Eligible Accounts by extending credit to Borrower in an amount equal to the result of the Advance Rate multiplied by the face amount of the Eligible Account (the “Advance”). Bank may, in its sole discretion, change the percentage of the Advance Rate for a particular Eligible Account on a case by case basis. When Bank makes an Advance, the Eligible Account becomes a “Financed Receivable.”

(b) Maximum Advances. The aggregate face amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount.

(c) Borrowing Procedure. Borrower will deliver an Invoice Transmittal for each Eligible Account it offers. Bank may rely on information set forth in or provided with the Invoice Transmittal.

(d) Credit Quality; Confirmations. Bank may, at its option, conduct a credit check of the Account Debtor for each Account requested by Borrower for financing hereunder in order to approve any such Account Debtor’s credit before agreeing to finance such Account. Bank may also verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts (including confirmations of Borrower’s representations in Section 5.3) by means of mail, telephone or otherwise, either in the name of Borrower or Bank from time to time in its sole discretion.

(e) Accounts Notification/Collection. Bank may notify any Person owing Borrower money of Bank’s security interest in the funds and verify and/or collect the amount of the Account.

(f) Maturity. This Agreement shall terminate and all Obligations outstanding hereunder shall be immediately due and payable on the Final Maturity Date.

(g) Suspension of Advances. Borrower’s ability to request that Bank finance Eligible Accounts hereunder will terminate if, in Bank’s sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

2.2 Collections, Finance Charges, Remittances and Fees. The Obligations shall be subject to the following fees and Finance Charges. Unpaid fees and Finance Charges may, in Bank’s discretion, accrue interest and fees as described in Section 9.2 hereof.

2.2.1 Collections. Collections will be credited to the Financed Receivable Balance for such Financed Receivable, but if there is an Event of Default, Bank may apply Collections to the Obligations in any order it chooses. If Bank receives a payment for both a Financed Receivable and a non-Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is no Event of Default then existing, the excess will be remitted to Borrower, subject to Section 2.2.7.

2.2.2 Facility Fee. A fully earned, non-refundable facility fee of Thirty-seven Thousand Five Hundred Dollars ($37,500) is due upon execution of this Agreement and has been paid as of the date hereof.

2.2.3 Finance Charges. In computing Finance Charges on the Obligations under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations three (3) Business Days after receipt of the Collections. Borrower will pay a finance charge (the “Finance Charge”) on each Financed Receivable which is equal to the Applicable Rate divided by 360 multiplied by the number of days each such Financed Receivable is outstanding multiplied by the outstanding Financed Receivable Balance for such Financed Receivable. The Finance Charge is payable when the Advance made based on such Financed Receivable is payable in accordance with Section 2.3 hereof.

2.2.4 Collateral Handling Fee, Warrant Waiver Fee, and Renewal Fee.

(a) Collateral Handling Fee. Borrower will pay to Bank a collateral handling fee equal to: (a) 0.10% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year when the Adjusted Quick Ratio is equal to or greater than 1.25:1.0 for the prior quarter; or (b) 0.50% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year when the Adjusted Quick Ratio is less than 1.25:1.0 for the prior quarter (the “Collateral Handling Fee”). The Collateral Handling Fee is payable when the Advance made based on such Financed Receivable is payable in accordance with Section 2.3 hereof. In Computing Collateral Handling Fees under this agreement, all Collections received by Bank shall be deemed applied by Bank on account of Obligations three (3) Business Days after receipt of the Collections. After an Event of Default, the Collateral Handling Fee will increase an additional 0.50% effective immediately upon such Event of Default.

(b) Warrant Waiver Fee. A fully earned, non-refundable warrant waiver fee (the “Warrant Waiver Fee”) of Seven Thousand Five Hundred Dollars ($7,500) is due upon execution of this Agreement and has been paid as of the date hereof.

(c) Renewal Fee. A fully earned, non-refundable renewal fee (the “Renewal Fee”) equal to 1.0% of the Facility Amount is due on each Maturity Date.

2.2.5 Accounting. After each Reconciliation Period, Bank will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, Collateral Handling Fee and the Facility Fee. If Borrower does not object to the accounting in writing within thirty (30) days it shall be considered accurate. All Finance Charges and other interest and fees are calculated on the basis of a 360 day year and actual days elapsed.

2.2.6 Deductions. Bank may deduct fees, Finance Charges, Advances which become due pursuant to Section 2.3, and other amounts due pursuant to this Agreement from any Advances made or Collections received by Bank.

2.2.7 Lockbox; Account Collection Services. As and when directed by Bank from time to time, at Bank’s option and at the sole and exclusive discretion of Bank (regardless of whether an Event of Default has occurred), Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit payments with respect to the Accounts to a lockbox account established with Bank or to wire transfer payments to a cash collateral account that Bank controls (collectively, the “Lockbox”). The Lockbox shall be established by Borrower no later than 30 days prior to the initial Advance hereunder. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within forty-five (45) days from the date of such direction by Bank. Until such Lockbox is established, the proceeds of the Accounts shall be paid by the Account Debtors to an address consented to by Bank. Upon receipt by Borrower of such proceeds, the Borrower shall immediately transfer and deliver same to Bank, along with a detailed cash receipts journal. Provided no Event of Default exists or an event that with notice or lapse of time will be an Event of Default, within three (3) days of receipt of such amounts by Bank, Bank will turn over to Borrower the proceeds of the Accounts other than Collections with respect to Financed Receivables and the amount of Collections in excess of the amounts for which Bank has made an Advance to Borrower, less any amounts due to Bank, such as the Finance Charge, the Facility Fee, payments due to Bank, other fees and expenses, or otherwise; provided, however, Bank may hold such excess amount with respect to Financed Receivables as a reserve until the end of the applicable Reconciliation Period if Bank, in its discretion, determines that other Financed Receivable(s) may no longer qualify as an Eligible Account at any time prior to the end of the subject Reconciliation Period. This Section does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are Collateral and if an Event of Default occurs, Bank may apply the proceeds of such Accounts to the Obligations.

2.3 Repayment of Obligations; Adjustments.

2.3.1 Repayment. Borrower will repay each Advance on the earliest of: (a) the date on which payment is received of the Financed Receivable with respect to which the Advance was made, (b) the date on which the Financed Receivable is no longer an Eligible Account, (c) the date on which any Adjustment is asserted to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable remains otherwise an Eligible Account), (d) the date on which there is a breach of any warranty or representation set forth in Section 5.3 or a breach of any covenant in this Agreement, or (e) the Final Maturity Date (including any early termination). Each payment will also include all accrued Finance Charges and Collateral Handling Fees with respect to such Advance and all other amounts then due and payable hereunder.

2.3.2 Repayment on Event of Default. When there is an Event of Default, Borrower will, if Bank demands (or, upon the occurrence of an Event of Default under Section 8.5, immediately without notice or demand from Bank) repay all of the Advances. The demand may, at Bank’s option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, Collateral Handling Fee, attorneys and professional fees, court costs and expenses, and any other Obligations.

2.3.3 Debit of Accounts. Bank may debit any of Borrower’s deposit accounts for payments or any amounts Borrower owes Bank hereunder. Bank shall promptly notify Borrower when it debits Borrower’s accounts. These debits shall not constitute a set-off.

2.3.4 Adjustments. If at any time during the term of this Agreement any Account Debtor asserts an Adjustment or if Borrower issues a credit memorandum or if any of the representations, warranties or covenants set forth in Section 5.3 are not longer true in all material respects, Borrower will promptly advise Bank.

2.4 Power of Attorney. Borrower irrevocably appoints Bank and its successors and assigns as attorney-in-fact and authorizes Bank, to: (i) following the occurrence of an Event of Default, sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables; (ii) following the occurrence of an Event of Default, demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank’s or Borrower’s name, as Bank chooses; (iii) following the occurrence of an Event of Default, prepare, file and sign Borrower’s name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics’ lien or similar document; (iv) regardless of whether there has been an Event of Default, notify all Account Debtors to pay Bank directly; (v) regardless of whether there has been an Event of Default, receive, open, and dispose of mail addressed to Borrower; (vi) regardless of whether there has been an Event of Default, endorse Borrower’s name on checks or other instruments (to the extent necessary to pay amounts owed pursuant to this Agreement); and (vii) regardless of whether there has been an Event of Default, execute on Borrower’s behalf any instruments, documents, financing statements to perfect Bank’s interests in the Financed Receivables and Collateral and do all acts and things necessary or expedient, as determined solely and exclusively by Bank, to protect or preserve, Bank’s rights and remedies under this Agreement, as directed by Bank.

3.	CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Advance. Bank’s agreement to make the initial Advance is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation, subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) a certificate of the Secretary of each Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement in form and substance substantially similar to that attached hereto as Exhibit D;

(b) [ intentionally omitted ];

(c) subordination agreements/intercreditor agreements by certain Persons;

(d) completed Disclosure Schedule;

(e) [ intentionally omitted ];

(f) [ intentionally omitted ];

(g) Account Control Agreement/ Investment Account Control Agreement;

(hi) insurance certificates;

(i) payment of the fees and Bank Expenses then due and payable;

(j) Certificate of Foreign Qualification (if applicable);

(k) Certificate of Good Standing/Legal Existence;

(l) the Facility Fee and Warrant Waiver Fee; and

(m) a Joint and Several Borrower Rider for each Borrower in form and substance substantially similar to that attached hereto as Exhibit C.

(n) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Advances. Bank’s agreement to make each Advance, including the initial Advance, is subject to the following:

(a) receipt of the Invoice Transmittal;

(b) the Lockbox shall be established, and with respect to the initial Advance, must be established at least thirty (30) days prior to the making by the Bank of the initial Advance;

(c) the Lockbox shall be maintained at all times;

(d) receipt of all accrued and unpaid fees, including, without limitation, the Renewal Fee and Collateral Handling Fee, and Bank Expenses;

(e) Bank shall have (at its option) conducted the confirmations and verifications as described in Section 2.1.1 (d); and

(f) each of the representations and warranties in Section 5 shall be true on the date of the Invoice Transmittal and on the effective date of each Advance and no Event of Default shall have occurred and be continuing, or result from the Advance. Each Advance is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true.

4.	CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations and the performance of each of Borrower’s duties under the Loan Documents, a continuing security interest in, and pledges and assigns to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower warrants and represents that the security interest granted herein shall be a first priority security interest in the Collateral.

Except as noted on the Disclosure Schedule, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property. Without prior consent from Bank, Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Borrower’s business or financial condition. Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future.

If the Agreement is terminated, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

4.2 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder, which financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization and Authorization. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower represents and warrants to Bank that: (a) Borrower’s exact legal name is that indicated on the Disclosure Schedule and on the signature page hereof; and (b) Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Disclosure Schedule; and (c) the Disclosure Schedule accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; and (d) the Disclosure Schedule accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address if different, and (e) all other information set forth on the Disclosure Schedule pertaining to Borrower is accurate and complete. If Borrower does not now have an organizational identification number, but later obtains one, Borrower shall forthwith notify Bank of such organizational identification number.

The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2 Collateral. Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects. Borrower has no deposit account, other than the deposit accounts with Bank and deposit accounts described in the Disclosure Schedule delivered to Bank in connection herewith. The Collateral is not in the possession of any third party bailee (such as a warehouse). Except as hereafter disclosed to Bank in writing by Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Disclosure Schedule. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank.

5.3 Financed Receivables. Borrower represents and warrants for each Financed Receivable:

(a) Each Financed Receivable is an Eligible Account.

(b) Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

(c) The correct amount is on the Invoice Transmittal and is not disputed provided, however that, Bank will, on a case-by-case basis in its sole discretion, allow Borrower (upon Bank receiving notice from Borrower requesting that Bank make such an allowance) to make subsequent adjustments to the amounts on the delivered Invoice Transmittal in order to remedy immaterial miscalculations;;

(d) Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

(e) Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

(f) There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

(g) Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

(h) Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

(i) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and

(j) No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers or legal counsel, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

5.5 No Material Deviation in Financial Statements. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

5.8 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6.	AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance. Borrower shall maintain its and all Subsidiaries’ legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2 Financial Statements, Reports, Certificates.

(a) Borrower shall deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) in the event that Borrower’s stock becomes publicly held, within five (5) days of filing, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (v) prompt notice of any material change in the composition of the Intellectual Property Collateral, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in the IP Agreement or knowledge of an event that materially adversely affects the value of the Intellectual Property Collateral; and (vi) budgets, sales projections, operating plans or other financial information reasonably requested by Bank, including, without limitation, a report of Borrower’s annual financial projections approved by Borrower’s Board of Directors, delivered to Bank as soon as available, but no later than 30 days after the last day of Borrower’s fiscal year.

(b) Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit B.

(c) Borrower will allow Bank to audit Borrower’s Collateral, including, but not limited to, Borrower’s Accounts and accounts receivable, at Borrower’s expense, upon reasonable notice to Borrower; provided, however, prior to the occurrence of an Event of Default, Borrower shall be obligated to pay for not more than one (1) audit per year; and provided, further, that Borrower shall not be obligated to pay for any Collateral audit until Bank makes an initial Advance hereunder, in which case, a Collateral audit shall be completed within 90 days from the date of such initial Advance at Borrower’s expense. After the occurrence of an Event of Default, Bank may audit Borrower’s Collateral, including, but not limited to, Borrower’s Accounts and accounts receivable at Borrower’s expense and at Bank’s sole and exclusive discretion and without notification and authorization from Borrower.

(d) Upon Bank’s request, provide a written report respecting any Financed Receivable, if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

(e) Provide Bank with, as soon as available, but no later than thirty (30) days following each Reconciliation Period, an aged listing of accounts receivable and accounts payable by invoice date, in form acceptable to Bank.

6.3 Taxes. Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to such payments.

6.4 Insurance. Borrower shall keep its business and the Collateral insured for risks and in amounts, and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as an additional loss payee and all liability policies shall show Bank as an additional insured and all policies shall provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section and take any action under the policies Bank deems prudent.

6.5 Accounts.

(a) In order to permit Bank to monitor Borrower’s financial performance and condition, Borrower, and all Borrower’s Subsidiaries, shall maintain Borrower’s, and such Subsidiaries, primary depository and operating accounts and securities accounts with Bank which accounts shall represent at least             % of the dollar value of Borrower’s and such Subsidiaries accounts at all financial institutions. Any Guarantor shall maintain all depository, operating and securities accounts with Bank.

(b) Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that Borrower or Guarantor at any time opens or maintains, Borrower shall, at Bank’s request and option, pursuant to an agreement in form and substance acceptable to Bank, cause the depository bank or securities intermediary to agree that such account is the collateral of Bank pursuant to the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees.

6.6 [ Intentionally Omitted ].

6.7 Further Assurances. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s security interest in the Collateral or to effect the purposes of this Agreement.

7.	NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent.

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete equipment.

7.2 Changes in Business, Ownership, Management or Business Locations. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto, or have a material change (which shall be any transfer of over 25% of the capital stock or other ownership interests) in its ownership (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the investment), or management. Borrower shall not, without at least thirty (30) days prior written notice to Bank: (i) relocate its chief executive office, or add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Thousand Dollars ($5,000.00) in Borrower’s assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. The Collateral may also be subject to Permitted Liens.

7.6 Distributions; Investments. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.8 Subordinated Debt. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank’s prior written consent.

7.9 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.	EVENTS OF DEFAULT

Any one of the following is an Event of Default:

8.1 Payment Default. Borrower fails to pay any of the Obligations when due;

8.2 Covenant Default.

(a) If Borrower fails to perform any obligation under Sections 2.2.7, 6.2 or 6.6 or violates any of the covenants contained in Section 7 of this Agreement, or

(b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be made during such cure period);

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment. (i) Any portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon Borrower seeking to attach, by trustee or similar process, any funds of Borrower on deposit with Bank, or any entity under the control of Bank (including a subsidiary); (iii) Borrower is enjoined, restrained, or prevented by court order from conducting any part of its business; (iv) a judgment or other claim becomes a Lien on a portion of Borrower’s assets; or (v) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency and not paid within ten (10) days after Borrower receives notice;

8.5 Insolvency. (i) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Advances shall be made before any Insolvency Proceeding is dismissed);

8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could result in a Material Adverse Change;

8.7 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment);

8.8 Misrepresentations. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document;

8.9 Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement with Bank, or any creditor that has signed a subordination agreement with Bank breaches any terms of the subordination agreement.

9.	BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) Stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) Settle or adjust disputes and claims directly with Account Debtors for amounts, on terms and in any order that Bank considers advisable and notify any Person owing Borrower money of Bank’s security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the Account Debtor, with proper endorsements for deposit;

(d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(g) Place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral; and

(h) Exercise all rights and remedies and dispose of the Collateral according to the Code.

9.2 Bank Expenses; Unpaid Fees. Any amounts paid by Bank as provided herein shall constitute Bank Expenses and are immediately due and payable, and shall bear interest at the Default Rate and be secured by the Collateral. No payments by Bank shall be deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default. In addition, any amounts advanced hereunder which are not based on Financed Receivables (including, without limitation, unpaid fees and Finance Charges as described in Section 2.2) shall accrue interest at the Default Rate and be secured by the Collateral.

9.3 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of collateral, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.4 Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.5 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

9.6 Default Rate. After the occurrence of an Event of Default, all Obligations shall accrue interest at the Applicable Rate plus five percent (5.0%) per annum (the “Default Rate”).

10.	NOTICES

Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, by certified mail postage prepaid return receipt requested, or by fax to the addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.

11.	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in California and Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12.	GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank’s prior written consent which may be granted or withheld in Bank’s discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement. Bank will provide notice to Borrower of any transfer by Bank under this Section.

12.2 Indemnification. Borrower hereby indemnifies, defends and holds Bank and its officers, employees, directors and agents harmless against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents, except for losses caused by Bank’s gross negligence or willful misconduct; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

12.3 Right of Set-Off. Borrower hereby grants to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provision. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Amendments in Writing; Integration. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.8 [ Intentionally Omitted ].

12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank’s subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Advances (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee’s or purchaser’s agreement to the terms of this provision); (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank’s examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.11 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13.	DEFINITIONS

13.1 Definitions. In this Agreement:

“Accounts” are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Account Debtor” is as defined in the Code and shall include, without limitation, any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker’s acceptance.

“Adjusted Quick Ratio” is the ratio of Quick Assets to Current Liabilities minus Deferred Revenue minus the outstanding obligations under the Subordinated Notes.

“Adjustments” are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

“Advance” is defined in Section 2.1.1.

“Advance Rate” eighty percent (80.0%), net of any offsets related to each specific Account Debtor, including, without limitation, Deferred Revenue, or such other percentage as Bank establishes under Section 2.1.1.

“Affiliate” is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Applicable Rate” is a per annum rate equal to the Prime Rate plus 1.0% per annum based upon a 360 day year.

“Bank Expenses” are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

“Borrower’s Books” are all Borrower’s books and records including ledgers, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Closing Date” is the date of this Agreement.

“Code” is the Uniform Commercial Code as adopted in California, as amended and as may be amended and in effect from time to time.

“Collateral” is any and all properties, rights and assets of Borrower granted by Borrower to Bank or arising under the Code, now, or in the future, in which Borrower obtains an interest, or the power to transfer rights, as described on Exhibit A.

“Collateral Handling Fee” is defined in Section 2.2.4.

“Collections” are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.

“Compliance Certificate” is attached as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

“Current Liabilities” is all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities which mature within one (1) year.

“Default Rate” is defined in Section 9.6.

“Deferred Revenue” is all amounts received or invoiced, as appropriate, in advance of performance under contracts and not yet recognized as revenue.

“Disclosure Schedule” is a certain Disclosure Schedule completed and delivered by Borrower to Bank in connection with this Agreement.

“Eligible Accounts” are billed Accounts in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3, have been, at the option of Bank, confirmed in accordance with Section 2.1.1 (d), and are due and owing from Account Debtors deemed creditworthy by Bank in its good faith business judgement. Without limiting the fact that the determination of which Accounts are eligible hereunder is a matter of Bank discretion in each instance, Eligible Accounts shall not include the following Accounts (which listing may be amended or changed in Bank’s discretion with notice to Borrower):

(a) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date;

(b) Accounts for an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(c) Accounts for which the Account Debtor does not have its principal place of business in the United States, unless agreed to by Bank in writing, in its sole discretion, on a case-by-case basis;

(d) Accounts for which the Account Debtor is a federal, state or local government entity or any department, agency, or instrumentality thereof except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

(e) Accounts for which Borrower owes the Account Debtor, but only up to the amount owed (sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts);

(f) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if Account Debtor’s payment may be conditional;

(g) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(h) Accounts in which the Account Debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(i) Accounts for which Bank reasonably determines collection to be doubtful or any Accounts which are unacceptable to Bank for any reason in its reasonable discretion.

“ERISA” is the Employment Retirement Income Security Act of 1974, and its regulations.

“Events of Default” are set forth in Article 8.

“Facility Amount” is Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000).

“Facility Fee” is defined in Section 2.2.2.

“Final Maturity Date” is a Maturity Date upon which no renewal of this Agreement takes place pursuant to the terms and conditions herein.

“Finance Charges” is defined in Section 2.2.3.

“Financed Receivables” are all those Eligible Accounts, including their proceeds which Bank finances and makes an Advance, as set forth in Section 2.1.1. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been fully paid.

“Financed Receivable Balance” is the total outstanding gross face amount, at any time, of any Financed Receivable.

“GAAP” is generally accepted accounting principles.

“Good Faith Deposit” is defined in Section 2.2.8.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Invoice Transmittal” shows Eligible Accounts which Bank may finance and, for each such Account, includes the Account Debtor’s, name, address, invoice amount, invoice date and invoice number.

“IP Agreement” is a certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank.

“Intellectual Property Collateral” is a defined in the IP Agreement.

“Lockbox” is defined in Section 2.2.7.

“Lien” is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

“Material Adverse Change” is: (i) A material impairment in the perfection or priority of Bank’s security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations.

“Maturity Date” is 364 days from the date of this Agreement, and shall be extended automatically on each anniversary of the date of this Agreement if and only if: (1) all condition precedents under Section 3.2 have been satisfied in full as of such date; and (2) Borrower has paid in full to Bank as of such date the Renewal Fee.

“Obligations” are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, Finance Charges, Facility Fee, Collateral Handling Fee, interest, fees, expenses, professional fees and attorneys’ fees, or other amounts now or hereafter owing by Borrower to Bank.

“Permitted Indebtedness” is:

(a) Borrower’s indebtedness to Bank under this Agreement or the Loan Documents;

(b) Subordinated Debt;

(c) Indebtedness to trade creditors incurred in the ordinary course of business; and

(d) Indebtedness secured by Permitted Liens.

“Permitted Investments” are: (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through Bank.

“Permitted Liens” are:

(a) Liens arising under this Agreement or other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank’s security interests;

(c) Purchase money Liens (i) on equipment acquired or held by Borrower incurred for financing the acquisition of the equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

(d) Leases or subleases and non-exclusive licenses or sublicenses granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

(e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is the greater of (i) four percent (4%) or (ii) Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Quick Assets” is, on any date, Borrower’s unrestricted cash, cash equivalents, net accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

“Reconciliation Day” is the last calendar day of each month.

“Reconciliation Period” is each calendar month.

“Responsible Officer” is each of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Subordinated Debt” is debt incurred by Borrower subordinated to Borrower’s debt to Bank (pursuant to a subordination agreement entered into between Bank, Borrower and the subordinated creditor), on terms acceptable to Bank.

“Subordinated Notes” means, collectively, each of: (1) those certain four New Investor Promissory Notes, dated as of December 10, 2004, made by Borrower in favor of Dan O’Donnell, Andrew Keery, Steve Ernst, andRobert Hoult in an aggregate principal amount of $801,900.00, (2) that certain New Seller Promissory Note, dated as of October 27, 2004, made by Borrower in favor of Dan O’Donnell, in a principal amount of $129,104.00, and (3) that certain Existing Investor Promissory Note, dated as of January 1, 2004, made by Borrower in favor of Triumph Capital, in a principal amount of $217,267.18.

“Subsidiary” is any Person, corporation, partnership, limited liability company, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.

[ Remainder of Page Intentionally Left Blank ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the State of California as of the date first above written.

BORROWER:

WALNUT VENTURES, INC.

By	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO – Sec./Treasurer

CORPORATE CONSULTING SERVICES, INC.

By	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO – Sec./Treasurer

INTERSEARCH GROUP, INC.

By	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO – Sec./Treasurer

BANK:

SILICON VALLEY BANK

By	/s/ Kim Grossler
Name:	Kim Grossler
Title:	Relationship Manager

Disclosure Schedule to Loan and Security Agreement

The exact correct corporate name of Borrower is (attach a copy of the formation documents, e.g., articles, partnership agreement):_______________________

Borrower’s State of formation: ______________________________

Borrower has operated under only the following other names (if none, so state):_______________________________

All other address at which the Borrower does business are as follows (attach additional sheets if necessary and include all warehouse addresses):

___________________________________________________________________________________________________________

Borrower has deposit accounts and/or investment accounts located only at the following institutions:

____________________________________________________________________________________________________________

List Acct. Numbers:

____________________________________________________________________________________________________________

Liens existing on the Effective Date and disclosed to and accepted by Bank in writing:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Investments existing on the Effective Date and disclosed to and accepted by Bank in writing:

___________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Subordinated Debt:

Indebtedness on the Effective Date and disclosed to and consented to by Bank in writing:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Borrower is not subject to litigation which would have a material adverse effect on the Borrower’s financial condition, except the following (attach additional comments, if needed):

____________________________________________________________________________________________________________

____________________________________________________________________________

Tax ID Number _______________________________

Organizational Number, if any:_______________________________

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following:

All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; trade styles, trade names, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

All Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights, copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefore, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized by such trademarks, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damage by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”), except that the Collateral shall include the proceeds of all the Intellectual Property that are accounts, (i.e. accounts receivable) of Borrower, or general intangibles consisting of rights to payment, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property.

EXHIBIT B

SILICON VALLEY BANK

Compliance Certificate

I, as authorized officer of [ WALNUT VENTURES, INC. / CORPORATE CONSULTING SERVICES, INC. / INTERSEARCH GROUP, INC. ], (“Borrower”) certify under the Loan and Security Agreement (the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account.

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

All representations and warranties in the Agreement are true and correct in all material respects on this date, and the Borrower represents that there is no existing Event of Default.

Sincerely,

Gary W. Bogatay, Jr.
Signature

Title CFO – Sec/Treasurer

Date 10/10/04

EXHIBIT C

SILICON VALLEY BANK

Joint and Several Borrower Rider

[ Please See Attached ]

EXHIBIT D

SILICON VALLEY BANK

SECRETARY’S CERTIFICATE OF RESOLUTION

I, as Secretary of WALNUT VENTURES, INC. / CORPORATE CONSULTING SERVICES, INC. / INTERSEARCH GROUP, INC., a Nevada/Nevada/Florida corporation, respectively (collectively, the “Corporation”), certify that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that these resolutions have not been modified, amended, or rescinded and remain effective as of today’s date.

It is resolved that any one of the following officers of the Corporation, whose name, title and signature is below:

NAME	TITLE	SIGNATURE

Daniel M. O’Donnell	Chief Executive Officer	/s/ Daniel M. O’Donnell

Gary W. Bogatay, Jr.	Chief Financial Officer	/s/ Gary W. Bogatay, Jr.

may act for Borrower and:

Sell the corporation’s accounts receivable to Bank

Borrow money from Bank

Grant to Bank a security interest in any of the corporation’s assets

Execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests.

Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive the Corporation’s right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are the Corporation’s officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

X /s/ Daniel O’Donnell	12/20/04

*Secretary or Assistant Secretary	Date

X Gary W. Bogatay, Jr. 12/10/04

*	If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of April 5, 2005 by and among Walnut Ventures, Inc. (“Walnut”), Corporate Consulting Services, Inc. (“CCS”), Intersearch Group, Inc. (“Intersearch”), La Jolla Internet Properties, Inc. (“La Jolla”) and Silicon Valley Bank (“Bank”).

A. Whereas, Bank has heretofore made a loan to Walnut, CCS and Intersearch pursuant to, among other documents, a Loan and Security Agreement, dated December 10, 2004 (as may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”). The Loan Agreement provided for, among other things, a Facility Amount in the original principal amount of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Whereas, all indebtedness owing by Borrower to Bank shall be referred to as the “Indebtedness.”

Whereas, repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Whereas, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the “Loan Documents”.

B. Whereas, La Jolla desires to assume the obligations of Walnut, CCS and Intersearch under the Loan Documents, jointly and severally with Walnut, CCS and Intersearch.

NOW, THEREFORE, the parties hereto agree as follows:

1. Assumption. La Jolla hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Walnut, CCS and Intersearch, jointly and severally with Walnut, CCS and Intersearch under, based upon, or arising out of the Loan Documents and instruments and agreements relating thereto. La Jolla agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Documents, to the same extent as though La Jolla were named therein jointly and severally with Walnut, CCS and Intersearch. All references in the Loan Documents to “Borrower” shall be deemed to refer to La Jolla, Walnut, CCS and Intersearch, jointly and severally. Furthermore, all present and future obligations of Walnut, CCS and Intersearch shall be deemed to refer to all present and future obligations of La Jolla, Walnut, CCS and Intersearch, jointly and severally.

2. Obligations. La Jolla acknowledges that the Obligations are due and owing to Bank from Walnut, CCS and Intersearch, and upon the execution of this Loan Modification Agreement are due and owing from La Jolla, Walnut, CCS and Intersearch jointly and severally, without any defense, offset or counterclaim of any kind or nature whatsoever as of the date hereof.

3. Representations and Warranties. La Jolla hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Walnut, CCS and Intersearch are true and correct on the date hereof with respect to La Jolla, with the same force and effect as if La Jolla were named as the borrower in the Loan Documents jointly and severally with Walnut, CCS and Intersearch.

C. GRANT OF SECURITY INTEREST.

La Jolla hereby grants to Bank a continuing security in all of its assets as described more particularly on Exhibit “A” to the Loan Agreement.

D. DESCRIPTION OF CHANGE IN TERMS.

Modification(s) to Loan Agreement.

1.	Section 10 entitled “Notices” is hereby amended in its entirety to read as follows:

Notices

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:

Walnut Ventures, Inc.

250 Montgomery Street Suite 1200

San Francisco, CA 94104

Attn: Gary Bogatay

FAX: 415-869-5403

and

Corporate Consulting Services, Inc.

250 Montgomery Street Suite 1200

San Francisco, CA 94104

Attn: Gary Bogatay

FAX: 415-869-5403

and

Intersearch Group, Inc.

250 Montgomery Street Suite 1200

San Francisco, CA 94104

Attn: Gary Bogatay

FAX: 415-869-5403

and

La Jolla Internet Properties, Inc.

250 Montgomery Street Suite 1200

San Francisco, CA 94104

Attn: Gary Bogatay

FAX: 415-869-5403

If to Bank:

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054-1191

Attn:

FAX:

Subrogation and Similar Rights.

Notwithstanding any other provision of this Agreement or any other Loan Document, until payment to Bank in full and performance of all Obligations, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 10 shall be null and void. If any payment is made to a Borrower in contravention of this Section 10, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

Waivers of Notice.

Each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower’s risks hereunder. Each Borrower hereby waives any right to assert against Bank any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Borrower with respect to the Obligations in any manner or whatsoever until the Obligations are paid in full to Bank.

Subrogation Defenses.

Each Borrower waives the benefits, if any, of any statutory or common law rule that may permit a borrower to assert any defenses of a surety or guarantor, or that may give a borrower the right to require a senior creditor to marshal assets, and Borrower agrees that it shall not assert any such defenses or rights.

Right to Settle, Release.

(a) The liability of Borrower hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, or rights, if any, which Borrower may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b) Without notice to any Borrower and without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents, relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

5. General Provisions. This Agreement and the Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof. All agreements, covenants, representations and warranties, expressed or implied, oral and written, of the parties with regard to the subject matter hereof are contained herein and in the Loan Documents. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by either party to the other with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged agreements and representation, covenants, and warranties with respect to the subject matter hereof are waived, merged herein and therein and superseded hereby and thereby. This Loan Modification Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Without limiting the terms of the Loan Documents, La Jolla shall reimburse Bank for all costs, fees and expenses incurred by Bank in connection with the negotiations, preparation and conclusion of, and the enforcement of Bank’s rights and remedies under, this Agreement, any amendment hereof, and any agreements and documents relating hereto, including, but not limited to, reasonable attorneys’ fees, and all other costs, fees and expenses. La Jolla agrees to cooperate fully with Bank and take all further actions and execute all further documents from time to time as Bank may deem necessary or advisable to carry out the purposes of this Agreement.

6. Countersignature. This Loan Modification Agreement shall become effective only when it shall have been executed by La Jolla, Walnut, CCS, Intersearch and Bank.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Modification Agreement as of the date first above written.

BORROWER: WALNUT VENTURES, INC.		BANK: SILICON VALLEY BANK

By:	/s/ Gary W. Bogatay, Jr.	By:	/s/ Brett Maver
Name:	Gary W. Bogatay, Jr.	Name:	Brett Maver
Title:	CFO/Secretary	Title:	Vice President

CORPORATE CONSULTING SERVICES, INC.

By:	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO/Secretary

INTERSEARCH GROUP, INC.

By:	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO/Secretary

LA JOLLA INTERNET PROPERTIES, INC.

By:	/s/ Gary W. Bogatay, Jr.
Name:	Gary W. Bogatay, Jr.
Title:	CFO/Secretary

CORPORATE BORROWING RESOLUTION

Borrower: La Jolla Internet Properties, Inc.	Bank: Silicon Valley Bank

the Secretary or Assistant Secretary of La Jolla Internet Properties, Inc. (“Borrower”), certify that Borrower is a corporation existing under the laws of the State of Nevada.

I certify that at a meeting of Borrower’s Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that any one of the following officers of Borrower, whose name, title and signature is below:

NAME	TITLE	SIGNATURE

Gary Bogatay, Jr.	CFO/Secretary	/s/ Gary W. Bogatay, Jr.

may act for Borrower and:

Borrow Money/Sell Accounts Receivable. Borrow money from Silicon Valley Bank (“Bank”) and, or sell Borrower’s accounts receivable to Bank.

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower’s officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

X /s/ Gary W. Bogatay, Jr.	4/18/05

*Secretary or Assistant Secretary	Date

X___________________________________________________

*	If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.

SECOND AMENDMENT TO

AND ASSUMPTION

OF

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AND ASSUMPTION OF Loan and Security Agreement (this “Amendment”) is entered into this 15th day of December, 2005, by and among Silicon Valley Bank (“Bank”) and Walnut Ventures, Inc, a Nevada corporation (“Walnut”), Corporate Consulting Services, Inc., a Nevada Corporation (“CCS”), Intersearch Group, Inc, a Florida corporation (“Intersearch”) and La Jolla Internet Properties, Inc., a Nevada corporation “(La Jolla”) whose address is 250 Montgomery Street, Suite 1200, San Francisco, CA 94104 and Internet Revenue Services, Inc., a Nevada corporation (“IRS”). (Walnut, CCS, Intersearch and La Jolla are collectively referred to as “Original Borrower”) (IRS, together with Original Borrower, collectively and severally, “Borrower”).

RECITALS

A. Bank and Original Borrower have entered into that certain Loan and Security Agreement dated as of December 10, 2004, as amended by that certain Loan Modification by and between Bank and Original Borrower dated as of April 5, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Original Borrower for the purposes permitted in the Loan Agreement.

B. Whereas, IRS desires to assume the obligations of Original Borrower under the Loan Documents, jointly and severally with Original Borrower (the “Transaction”).

C. In addition, Original Borrower and IRS further request that Bank amend the Loan Agreement to extend the Maturity Date.

E. Bank has agreed to give its written consent to the Transaction and to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Assumption.

IRS hereby assumes and agrees to pay and perform when due all present and future Obligations, jointly and severally with Original Borrower under, based upon, or arising out of the Loan Documents and instruments and agreements relating thereto. IRS agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Documents, to the same extent as though IRS were named therein jointly and severally with Original Borrower. All references in the Loan Documents to “Borrower” shall be deemed to refer to IRS and Original Borrower, jointly and severally.

IRS acknowledges that the Obligations are due and owing to Bank from Original Borrower, and upon the execution of this Amendment are due and owing from IRS and Original Borrower, jointly and severally, without any defense, offset or counterclaim of any kind or nature whatsoever.

3. Amendments to Loan Agreement.

3.1 Section 10 entitled “Notices” is here by amended in part to include the following under “If to Borrower”:

Internet Revenue Services, Inc.

250 Montgomery Street, Suite 1200

San Francisco, CA 94104

3.2 Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Maturity Date” is March 7, 2006.

4. Limitation of Amendments.

4.1 The amendments set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Original Borrower delivered to Bank on the December 10, 2004 and the organizational documents of IRS delivered to Bank immediately prior to the execution of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrower;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $3,750.

8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Walnut Ventures, Inc.

By:	/s/ Kim Crosslin	By:	/s/ Gary W. Bogatay, Jr.
Name:	Kim Crosslin	Name:	Gary W. Bogatay, Jr.
Title:	Relationship Manager	Title:	Secretary

Corporate Consulting Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	Secretary

Intersearch Group, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	Secretary

La Jolla Internet Properties, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	Secretary

Internet Revenue Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	Secretary

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 15th day of March, 2006, by and among Silicon Valley Bank (“Bank”) and Walnut Ventures, Inc. a Nevada corporation (“Walnut”), Corporate Consulting Services, Inc. a Nevada corporation (“CCS”), Intersearch Group, Inc. a Florida corporation (“Intersearch”), La Jolla Internet Properties, Inc. a Nevada corporation (“La Jolla”) and Internet Revenue Services, Inc., a Nevada corporation (“IRS”) (Walnut, CCS, Intersearch, La Jolla and IRS are collectively and severally, “Borrower”) whose address is 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 10, 2004, as amended by that certain Loan Modification by and between Bank and Borrower dated as of April 5, 2005 and as further amended by that certain Second Amendment and Assumption to Loan and Security Agreement by and between Bank and Borrower dated as of December 15, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to extend the Maturity Date.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Maturity Date” April 6, 2006.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on December 10, 2004 and December 15, 2005 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective as of March 7, 2006 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $1,250.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Walnut Ventures, Inc.

By:	/s/ Kim Crosslin	By:	/s/ Gary W. Bogatay, Jr.
Name:	Kim Crosslin	Name:	Gary W. Bogatay, Jr.
Title:	Relationship Manager	Title:	CFO

Corporate Consulting Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Intersearch Group, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
Title:

La Jolla Internet Properties, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Internet Revenue Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 10th day of April, 2006, by and among Silicon Valley Bank (“Bank”) and Walnut Ventures, Inc. a Nevada corporation (“Walnut”), Corporate Consulting Services, Inc. a Nevada corporation (“CCS”), Intersearch Group, Inc. a Florida corporation (“Intersearch”), La Jolla Internet Properties, Inc. a Nevada corporation (“La Jolla”) and Internet Revenue Services, Inc., a Nevada corporation (“IRS”) (Walnut, CCS, Intersearch, La Jolla and IRS are collectively and severally, “Borrower”) whose address is 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 10, 2004, as amended by that certain Loan Modification by and between Bank and Borrower dated as of April 5, 2005, as amended by that certain Second Amendment and Assumption to Loan and Security Agreement by and between Bank and Borrower dated as of December 15, 2005 and as further amended by that certain Third Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of March 15, 2006 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to extend the Maturity Date.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Maturity Date” June 5, 2006.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on December 10, 2004 and December 15, 2005 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting

Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective as of April 6, 2006 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $2,500.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Walnut Ventures, Inc.

By:	/s/ Kim Crosslin	By:	/s/ Gary W. Bogatay, Jr.
Name:	Kim Crosslin	Name:	Gary W. Bogatay, Jr.
Title:	Relationship Manager	Title:	CFO

Corporate Consulting Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Intersearch Group, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

La Jolla Internet Properties, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Internet Revenue Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

CONSENT AND FIFTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This CONSENT, FORBEARANCE, AND FIFTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 12th day of June, 2006, by and between Silicon Valley Bank (“Bank”) and Walnut Ventures, Inc. a Nevada corporation (“Walnut”), Corporate Consulting Services, Inc. a Nevada corporation (“CCS”), Intersearch Group, Inc. a Florida corporation (“Intersearch”), La Jolla Internet Properties, Inc. a Nevada corporation (“La Jolla”) and Internet Revenue Services, Inc., a Nevada corporation (“IRS”) (Walnut, CCS, Intersearch, La Jolla and IRS are collectively and severally, “Borrower”) whose address is 222 Kearny Street, Suite 550, San Francisco, CA 94108.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 10, 2004, as amended by that certain Loan Modification by and between Bank and Borrower dated as of April 5, 2005, as amended by that certain Second Amendment and Assumption to Loan and Security Agreement by and between Bank and Borrower dated as of December 15, 2005 as amended by that certain Third Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of March 15, 2006, and as further amended by that certain Fourth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of April 10, 2006 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Borrower contemplates consummating a subordinated debt financing with Hambert Management Corporation and CapitalSouth Partners in an aggregate amount of up to $7,000,000 (the “Subordinated Debt Financing”).

C. Borrower has requested that Bank consent to the Subordinated Debt Financing. Although Bank is under no obligation to do so, Bank is willing to consent to the Subordinated Debt Financing.

D. Borrower has further requested that Bank amend the Loan Agreement to extend the Maturity Date. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Consent. Subject to the terms of Section 10 below, Bank hereby consents to the Subordinated Debt Financing and agrees that the Subordinated Debt Financing shall not, in and of itself, constitute an “Event of Default” under Section 7.4 of the Loan Agreement. Borrower shall deliver to the Bank a copy of all documents and agreements to which Borrower is a party executed in connection with the Subordinated Debt Financing and, at Banks’ reasonable request, any other agreements or documents related thereto.

3. Amendment to Loan Agreement.

3.1 Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Maturity Date” is August 4, 2006.

4. Limitation of Amendment.

4.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default other than the Existing Defaults has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the December10, 2004 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrower;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Prior Agreement. Except as expressly provided for in this Amendment, the Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

7. Release by Borrower.

7.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

7.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

7.5 Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective as of June 5, 2006 upon the due execution and delivery to Bank of this Amendment by each party hereto.

11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Walnut Ventures, Inc.

By:	/s/ Kim Crosslin	By:	/s/ Gary W. Bogatay, Jr.
Name:	Kim Crosslin	Name:	Gary W. Bogatay, Jr.
Title:	Relationship Manager	Title:	CFO

Corporate Consulting Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Intersearch Group, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

La Jolla Internet Properties, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Internet Revenue Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

SIXTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 22nd day of August, 2006, by and among Silicon Valley Bank (“Bank”) and Walnut Ventures, Inc. a Nevada corporation (“Walnut”), InterSearch Corporate Services, Inc. (f/k/a Corporate Consulting Services, Inc.) a Nevada corporation (“ICS”), InterSearch Group, Inc. a Florida corporation (“Intersearch”), La Jolla Internet Properties, Inc. a Nevada corporation (“La Jolla”) and Internet Revenue Services, Inc., a Nevada corporation (“IRS”) (Walnut, ICS, Intersearch, La Jolla and IRS are collectively and severally, “Borrower”) whose address is 222 Kearny Street, Suite 550, San Francisco, CA 94108.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 10, 2004, as amended by that certain Loan Modification by and between Bank and Borrower dated as of April 5, 2005, as amended by that certain Second Amendment to and Assumption of Loan and Security Agreement by and between Bank and Borrower dated as of December 15, 2005 and as amended by that certain Third Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of March 15, 2006 as amended by that certain Fourth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of April 10, 2006 and as further amended by that certain Consent and Fifth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of June 12, 2006 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) renew the accounts receivable line of credit, (ii) reduce the Facility Amount and (iii) make certain other revisions to the Loan and Security Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 2.2.3 (Finance Charges). The first sentence of Section 2.2.3 is amended in its entirety and replaced with the following:

Finance Charges. In computing Finance Charges on the Obligations under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations one (1) Business Day after receipt of the collections.

2.2 Section 2.2.4 (Collateral Handling Fee, Warrant Waiver Fee and Renewal Fee). Section 2.2.4(a) is amended in its entirety and replaced with the following:

(a) Collateral Handling Fee. Borrower will pay to Bank a collateral handling fee equal to (a) 0.10% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year when the Adjusted Quick Ratio is equal to or greater than 1.25:1.00 but less than 1:50:1.00 for the prior quarter; or (b) 0.25% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year when the Adjusted Quick Ratio is less than 1.25:1.00 for the prior quarter, (the “Collateral Handling Fee”). The Collateral Handling Fee is payable when the Advance made based on such Financed Receivable is payable in accordance with Section 2.3 hereof. In computing Collateral Handling Fees under this agreement, all Collections received by Bank shall be deemed applied by Bank on account of Obligations one (1) Business Day after receipt of the Collections. After an Event of Default, the Collateral Handling Fee will increase an additional 0.50% effective immediately upon such Event of Default.

2.3 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Applicable Rate” is a per annum rate equal to the Prime Rate plus 0.75% per annum based upon a 360 day year.

“Facility Amount” is One Million Two Hundred Fifty Thousand Dollars (1,250,000).

“Maturity Date” is August 3, 2007.

“Subordinated Notes” means that certain Investment Agreement dated July 21, 2006 among CapitalSouth Partners Fund I, L.P., CapitalSouth Partners Fund II, L.P. and Harbert Mezzanine Partners II SBIC, LP in a principal amount of $7,000,000.00.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on December 10, 2004, December 15, 2005 and August 22, 2006 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective as of August 4, 2006 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of a renewal fee in an amount equal to $10,000.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Walnut Ventures, Inc.

By:	/s/ Kim Crosslin	By:	/s/ Gary W. Bogatay, Jr.
Name:	Kim Crosslin	Name:	Gary W. Bogatay, Jr.
Title:	Relationship Manager	Title:	CFO

InterSearch Corporate Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Intersearch Group, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

La Jolla Internet Properties, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO

Internet Revenue Services, Inc.

		By:	/s/ Gary W. Bogatay, Jr.
		Name:	Gary W. Bogatay, Jr.
		Title:	CFO